


PICKLE LODGE







Fiscal Fourth Quarter & Full-Year 2026 Results Conference Call

AUGUST 20, 2026

Disclaimer

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited, to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs;; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

Key Messages

FISCAL FOURTH QUARTER 2026 RESULTS

SOLID Q4 COMPLETES PRODUCTIVE FY26. Q4 RESULTS INCLUDE +51% Y/Y REVENUE GROWTH, +8% ORGANIC GROWTH, +50% ADJUSTED EBITDA GROWTH

Strong Q4FY26 Financial Performance Reflects Elevated Customer Project Activity Across Key Vertical Markets

LSI positioned as retail branding partner of choice for new build and remodel programs of leading global retail companies across North America; Net sales +51% y/y in Q4FY26, including 8% organic growth and the first full quarter of contributions from the Royston Group acquisition completed March 24, 2026; broad-based vertical market strength within Display Solutions segment offset tempered demand within Lighting segment

Display Solutions Segment: +18% Organic Net Sales Growth On Sustained Demand Strength In Grocery, Refueling/C-Store

Segment revenue and Adjusted EBITDA increased 99% and 139%, respectively including Royston; experienced strong project activity across grocery and refueling/c-store markets, achieved Adjusted EBITDA margin rate of 12.4% - the highest level in three years; segment book-to-bill of ~1.0x as of June 30, 2026

Core LSI Grocery Vertical Market Sales +18% Y/Y, Supported by Investments in Customer Experience

During the fourth quarter, refrigerated and non-refrigerated display case sales increased 21% percentage basis, reflecting healthy activity across our customer base, the adoption of newly introduced products, and a return to more normalized demand patterns

Core LSI Refueling/C-Store Vertical Market Sales +16% Y/Y, Supported by Sustained Project Activity

Recent project activity has been driven by ongoing site releases across large, multi-phase programs, including some spanning multiple years, combined with a steady mix of new and existing mid-sized engagements; won 2,500 site renovation program in the quarter with a major oil retailer - our integrated retail branding solutions model was a major influence on this new customer

Lighting Segment: Sales Down 3% Y/Y On Elevated Prior-Year Comparison; Sales +7% For Full-Year Fiscal 2026

Lighting segment delivered 3% sales decline in the fourth quarter due to soft near-term non-residential demand; however, Lighting segment sales increased 7% for the full-year fiscal 2026, with growth driven by increased penetration of national accounts, together with improved demand for outdoor area lighting. Segment book-to-bill above 1.0x as of June 30, 2026

LSI + Royston Combination Provides Significant Commercial Synergies, Value Compounding Potential

Strategic focus on sustained organic growth, proven track record of operational excellence, and disciplined, returns-driven approach to capital allocation position LSI to become a value-compounder; intend to introduce FY30 financial targets in early December 2026 – strategic sequel to *Fast Forward* Plan

Consolidated Financial Results

TOTAL NET SALES ($M)


+20%
$689.4
$573.4
+51%
$234.6
$155.1
Q4FY25
Q4FY26
FY25
FY26

OPERATING INCOME ($M)


Reported Operating Income
Adj. Operating Income
% Sales
8.4%
9.0%
$61.8
$48.4
9.8%
9.7%
$35.8
$38.4
$22.7
$11.9
$15.1
$14.5
Q4FY25
Q4FY26
FY25
FY26

NET INCOME ($M)


Reported Net Income
Adj. Net Income
% Sales
5.7%
6.1%
$42.2
$32.9
$24.4
$22.5
6.8%
6.2%
$14.4
$8.2
$10.6
$6.9
Q4FY25
Q4FY26
FY25
FY26

NON-GAAP ADJ. EBITDA ($M)


% Sales
9.6%
10.1%
$69.7
$55.1
11.0%
10.9%
$25.7
$17.1
Q4FY25
Q4FY26
FY25
FY26

LSI Bringing a "Category-of-One" Solutions Offering to Retail Branding Solutions

Strong market reception + elevated project activity across our many of our key vertical markets, including grocery and refueling/c-store, served to offset near-term softness within pockets of the non-residential construction market, given project timing

Expect Improved Margin Capture Entering 2H FY27

Q4FY26 adjusted operating margin of 9.7%; adjusted EBITDA margin 10.9%; expect to work through lower margin projects at Royston's Sign Resources in 1H FY27; expect to realize margin acceleration from current levels beginning in 2H FY27

Focused on Royston Integration, With an Emphasis on Commercial Synergies

A combination of solid order rates and a healthy backlog, continued new customer conversions, and ongoing fulfillment of large existing programs collectively support a constructive outlook for the business.

Display Solutions Segment Update


DISPLAY SOLUTIONS SEGMENT SALES ($M)
$82.3
$164.2
+100%
$325.0
$423.2
+30%
Q4FY25
Q4FY26
FY25
FY26


DISPLAY: ADJ. GROSS MARGIN ($M)
— % Sales
17.5%
19.5%
17.8%
19.2%
$14.4
$32.0
$58.0
$81.1
Q4FY25
Q4FY26
FY25
FY26


DISPLAY: ADJ. OPERATING INCOME ($M)
— % Sales
9.2%
11.3%
9.7%
10.8%
$7.6
$18.6
$31.4
$45.7
Q4FY25
Q4FY26
FY25
FY26


DISPLAY: ADJ. EBITDA ($M)
— % Sales
10.6%
12.4%
10.8%
12.0%
$8.7
$20.3
$35.1
$50.6
Q4FY25
Q4FY26
FY25
FY26

Strong Project Execution Across Broad Customer Base

18% y/y organic growth highlights continued underlying strength of project demand within key vertical markets; in Q4FY26 +200 bps of y/y gross margin expansion, 180 bps of Adj. EBITDA margin expansion; Grocery and C-store/refueling remain strong, while starting to see indications of recovery in QSR

Core LSI Grocery Vertical: Strengthening Sales, Order Rates Support Positive Outlook

Grocery vertical sales +18 y/y; project activity increasing and expected to remain healthy across a broad range of customers; order rates and backlog remain at elevated levels

Core LSI Refueling/C-store Vertical: Strong Project Activity Across New Construction, Remodel Programs

Refueling/C-Store vertical sales +16% y/y; awarded a multi-year program with an oil major to renovate approximately 2,500 sites, project includes both product and services. Order rates and backlog remain at elevated levels

Lighting Segment Update



LIGHTING SEGMENT SALES ($M)
+7%
-3%
$72.7
$70.5
$248.4
$266.2
Q4FY25
Q4FY26
FY25
FY26



LIGHTING: ADJ. GROSS MARGIN ($M)
% Sales
36.2%
36.4%
34.0%
34.8%
$26.3
$25.6
$84.4
$92.8
Q4FY25
Q4FY26
FY25
FY26



LIGHTING: ADJ. OPERATING INCOME ($M)
% Sales
16.6%
14.7%
13.3%
13.3%
$12.0
$10.4
$33.1
$35.5
Q4FY25
Q4FY26
FY25
FY26



LIGHTING: ADJ. EBITDA ($M)
% Sales
17.5%
15.7%
14.4%
14.3%
$12.7
$11.1
$35.7
$38.2
Q4FY25
Q4FY26
FY25
FY26

Strong Organic Growth in FY26, Project Timing Impacted Q4FY26

Delivered 7% Y/Y organic sales growth in FY26 driven by increased penetration of national accounts and improved demand for outdoor area lighting.; Q4FY26 sales declined 3% y/y due to project timing in automotive and QSR verticals

Focused on New Product Introductions

The *V-Locity* family of outdoor area lighting continues to gain traction in the market, customers are responding positively to its performance and specifications; have announced our new *V-Locity* Flood light fixture line, with initial sizes launching in the fourth calendar quarter.

Solid Order Rates Support Positive Outlook

Lighting segment order +5% above PY; segment book-to-bill above 1.0x as of June 30, 2026

Working Capital Update

TOTAL WORKING CAPITAL ($M)



$96.8
$112.8
$100.1
$148.9
$146.0
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

NET ACCOUNTS RECEIVABLE ($M)



$104.3
$114.8
$90.6
$135.8
$151.2
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

TOTAL INVENTORY ($M)



$79.8
$78.9
$82.0
$116.6
$112.3
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Working Capital

Q4 increase y/y driven by addition of Royston. WC decreased sequentially from Q3 driven by reduction in inventory

Net Accounts Receivable

Accounts Receivable increased due to the 17% increase in sequential sales from Q3 to Q4. No changes to customer terms, and past due remains at a low level.

Total Inventory

[Inventory decreased modestly sequentially from Q3, the result of increased production./sales. DIO decreased to 63 days.

Inventory is expected to remain aligned to demand levels. No significant issues with raw material or component availability

Balance Sheet Update



CREDIT FACILITY AVAILABILITY ($M)
$54.9
$108.3
Q4FY25
Q4FY26



TTM FREE CASH FLOW ($M)(1)
$34.7
$23.3
$37.7
$37.9
$39.0
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26



NET DEBT OUTSTANDING ($M)(2)
$45.1
Net Leverage 0.8x
$43.5
Net Leverage 0.8x
$21.5
Net Leverage 0.4x
$250.7
Net Leverage 2.7x(3)
$241.7
Net Leverage 2.7x
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Significant Liquidity to Support Growth

More than $108 million of cash and available liquidity under our $350 million credit facility

Strong Free Cash Flow Generation

Q4FY26 free cash flow $9.7 million; full-year fiscal 2026 free cash flow of $39 million, or 56% of full-year Adjusted EBITDA

Focused on Net Leverage Reduction Below 2.0x

Anticipate continued, strong free cash generation to support ratable deleveraging, with net leverage expected to be below 2.0x in 12 to 18 months

[1] Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
[2] Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA
[3] Reflects proforma for the Royston acquisition



Appendix

Statement on Non-GAAP Financial Measures

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending June 30, 2026, and June 30, 2025. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt.

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN

	LSI INDUSTRIES				LIGHTING SEGMENT				DISPLAY SOLUTIONS SEGMENT			
	Q4 2025	Q4 2026	FY 25	FY 26	Q4 2025	Q4 2026	FY 25	FY 26	Q4 2025	Q4 2026	FY 25	FY 26
Net Sales	155,066	234,620	573,376	689,397	72,743	70,458	248,357	266,222	82,323	164,161	325,019	423,172
Gross Margin	40,518	57,415	141,869	173,365	26,348	25,611	84,391	92,739	14,167	31,806	57,474	80,626
Lease expense on the step-up basis of acquired leases	153	152	356	605	-	-	-	-	153	152	356	605
Severance costs / Restructuring costs	182	25	221	(81)	-	25	37	25	182	-	183	(105)
Adjusted Gross Margin	40,853	57,592	142,446	173,889	26,348	25,636	84,428	92,764	14,502	31,958	58,013	81,126
Adjusted Gross Margin %	26.3%	24.5%	24.8%	25.2%	36.2%	36.4%	34.0%	34.8%	17.6%	19.5%	17.8%	19.2%

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED OPERATING INCOME TO ADJUSTED OPERATING INCOME

	LSI INDUSTRIES				LIGHTING SEGMENT				DISPLAY SOLUTIONS SEGMENT			
	Q4 2025	Q4 2026	FY 25	FY 26	Q4 2025	Q4 2026	FY 25	FY 26	Q4 2025	Q4 2026	FY 25	FY 26
Net Sales	155,066	234,620	573,376	689,397	72,743	70,458	248,357	266,222	82,323	164,161	325,019	423,172
Operating Income	11,944	14,490	35,769	38,403	11,368	9,693	30,253	32,728	6,017	9,266	26,354	31,828
Acquisition Costs	225	3,040	1,128	9,979	-	-	-	-	-	5,614	-	6,190
Amortization expense of acquired intangible assets	1,588	3,801	5,869	8,645	603	603	2,412	2,412	985	3,198	3,456	6,235
Lease expense on the step-up basis of acquired leases	153	152	356	605	-	-	-	-	153	152	356	605
Severance costs / Restructuring costs	240	121	300	75	24	25	84	33	195	98	196	30
Long-term performance-based compensation	970	1,118	4,939	4,117	52	68	339	327	231	254	1,067	851
Adjusted Operating Income	15,120	22,722	48,361	61,824	12,047	10,389	33,088	35,500	7,581	18,582	31,429	45,739
Adjusted Operating %	9.8%	9.7%	8.4%	9.0%	16.6%	14.7%	13.3%	13.3%	9.2%	11.3%	9.7%	10.8%
Depreciation expense	1,967	2,944	6,706	7,920	672	669	2,639	2,676	1,117	2,168	3,631	4,835
Adjusted EBITDA	17,087	25,666	55,067	69,744	12,719	11,058	35,727	38,176	8,698	20,750	35,060	50,574
Adjusted EBITDA %	11.0%	10.9%	9.6%	10.1%	17.5%	15.7%	14.4%	14.3%	10.6%	12.6%	10.8%	12.0%

Note: Effective in the first quarter of fiscal 2025, LSI began to include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED NET INCOME TO ADJUSTED NET INCOME

LSI INDUSTRIES	Q4 2025	Q4 2026	FY 25	FY 26
Net Income Reported	8,172	6,878	24,383	22,581
Income tax	3,605	3,150	8,655	8,895
Interest expense, net	865	4,131	3,129	5,925
Other expense (income)	(698)	331	(398)	1,002
Operating Income as Reported	11,944	14,490	35,769	38,403
Depreciation and amortization	3,555	6,745	12,575	16,565
EBITDA	15,499	21,235	48,344	54,968
Consulting expense: Commercial Growth Initiatives	-	-	81	-
Acquisition costs	225	3,040	1,047	9,979
Lease expense on the step-up basis of acquired leases	153	152	356	605
Severance costs / Restructuring costs	240	121	300	75
Long-term performance based compensation	970	1,118	4,939	4,117
Adjusted EBITDA	17,087	25,666	55,067	69,744
Adjusted EBITDA as a percentage of Sales	11.0%	10.9%	9.6%	10.1%

Note: Effective in the first quarter of fiscal 2025, LSI began to include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

Non-GAAP Reconciliation

RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

FREE CASH FLOW	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	FY 26
Cash Flow from Operations	9,499	675	24,984	6,930	11,559	44,148
Less: Capital Expenditures	(950)	(967)	(1,684)	(591)	(1,900)	(5,142)
Free Cash Flow	8,549	(292)	23,300	6,339	9,659	39,006

NET DEBT OUTSTANDING AND LEVERAGE RATIO	Q4 2025	Q1 2026	Q2 2026	Q3 2026[1]	Q4 2026[1]
Total Debt	48,557	50,676	27,939	261,006	255,931
Less: Cash	(3,457)	(7,143)	(6,407)	(10,333)	(14,249)
Net Debt	45,100	43,533	21,532	250,673	241,682
Adjusted EBITDA – Trailing 12 Months	54,982	57,308	57,286	92,970	89,027
Net Leverage Ratio	0.8	0.8	0.4	2.7	2.7

Note: Effective in the first quarter of fiscal 2025, LSI began to include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.
(1) Adjusted EBITDA includes twelve months of proforma adjusted EBITDA for Royston.

Non-GAAP Reconciliation

ORGANIC VS. INORGANIC SALES GROWTH

ORGANIC COMPARED TO INORGANIC SALES	FOURTH QUARTER		
	Q4 2025	Q4 2026	% Variance
Lighting Segment	72,743	70,458	-3%
Display Solutions Segment			
Comparable Display Solutions Sales	82,323	97,266	18%
Canada's Best	-	-	
Royston	-	66,897	
Total Display Solutions Sales	82,323	164,163	99%
Total Net Sales	155,066	234,621	51%
Less:			
Canada's Best Holdings	-	-	
Royston	-	66,897	-
Total organic net sales	155,066	167,724	11%

For Additional Questions,
Please Contact **720 778 2415**

Thank you,

LSI Investor Relations